CAPRIUS, INC.

                        NOTICE OF MEETING OF STOCKHOLDERS

                                  JUNE 26, 2002

To the Stockholders of CAPRIUS, INC.

         A Special in lieu of Annual Meeting of Stockholders (the "Meeting") of Caprius, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, June 26, 2002, at 2:00 p.m., local time, at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, Room 3030, New York, New York, for the following purposes:

         1. To elect George Aaron, Jonathan Joels, Shrikant Mehta, Sanjay Mody and Sol Triebwasser, Ph.D. as Directors.

         2.  To ratify the adoption of the 2002 Stock Option Plan.

         3. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

         Only stockholders of record of the Company's Common Stock at the close of business on May 22, 2002 are entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

         A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. The Company's Annual Report for the fiscal year ended September 30, 2001 and Quarterly Report on Form 10-QSB for the fiscal quarter ended March 31, 2002 accompany this Notice, but they are not deemed to be part of the Proxy Statement.

                                         By Order of the Board of Directors,


                                        Jonathan Joels
                                        Secretary

May 31, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT PROMPTLY AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                                  CAPRIUS, INC.
                                ONE PARKER PLAZA
                               FORT LEE, NJ 07024
                                 (201) 592-8838

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                  INTRODUCTION

         This Proxy Statement is furnished with respect to the solicitation of proxies by the Board of Directors of Caprius, Inc., a Delaware corporation (the "Company"), for the Special in lieu of Annual Meeting of Stockholders (the "Meeting") of the Company to be held at 2:00 p.m. local time, on June 26, 2002, and at any adjournment or adjournments thereof, at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York.

         The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to stockholders is May 31, 2002.

         The expense of the solicitation of proxies for the Meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to stockholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold the Common Stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.

                      VOTING SECURITIES, VOTING AND PROXIES

RECORD DATE

         Only stockholders of record as of the close of business on May 22, 2002 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. On the Record Date, the Company had issued and outstanding 17,098,862 shares common stock, $.01 par value (the "Common Stock"), and 27,000 shares of Series B Preferred Stock. On all matters to be voted on at the Meeting, the holders of the Common Stock are entitled to one vote per share. The holder of the Series B Preferred Stock does not have any voting rights on the matters to come before the Meeting. The presence at the Meeting of a majority of the shares of Common Stock, in person or by proxy, are required for a quorum. Any stockholder who submits a proxy, even though the stockholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present.

VOTING

         Under Delaware law, a plurality of the votes cast at the Meeting is necessary to elect directors and the affirmative vote of a majority of the votes cast is required to ratify the adoption of the 2002 Stock Option Plan (the "2002 Option Plan").

         Broker "non-votes" are included for the purposes of determining whether a quorum of shares is present at the Meeting, but will not be counted for purposes of determining the vote on any matter considered at the Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A beneficial owner who is not also the registered stockholder cannot vote directly at the Meeting. Such beneficial owner must provide voting instructions to his or her nominee holder, such as the brokerage firm or bank that holds the shares of record. A beneficial holder who wishes to vote in person at the Meeting must obtain from the record holder a proxy issued in the name of the beneficial holder.

         At the Meeting ballots will be distributed with respect to each proposal to be voted upon to each stockholder (or the stockholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories:
FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the director nominee, WITHHOLD AUTHORITY from voting FOR the director nominee or FOR another person to be elected as a director.

PROXIES

         Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted for the election of the nominated directors, for ratification of the 2002 Option Plan and as to any other matters that may properly come before the Meeting, at the discretion of the persons designated as proxies.

REVOCABILITY

         Stockholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth in the heading to this Proxy Statement or delivered to him at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

LIST OF STOCKHOLDERS

         In accordance with Delaware law, a list of stockholders entitled to vote at the Meeting will be available for inspection at the Meeting and for ten days prior to the Meeting during business hours at the Company's offices by contacting the Secretary of the Company.

                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) persons known to the Company to beneficially own more than 5% of the total of the outstanding Common Stock, (ii) each director and nominee and (iii) all directors and officers as a group:

Name and Address of            Amount and Nature                Percent of
Beneficial Owner(1)            of Beneficial Ownership(2)(3)    Common Stock
--------------------------     -----------------------------    ------------
Shrikant Metha                 4,300,000 shares(4)              21.3%

George Aaron                   3,448,589 shares(5)              19.9%
Jonathan Joels                 3,350,739 shares(6)              19.4%

Sanjay Mody                    500,000 shares(7)                 2.8%

Elliott Koppel                 185,900 shares(8)                 1.1%

Sol Triebwasser, Ph.D.         35,175 shares(9)                 *
Directors and Officers         11,820,403 shares(10)            55.4%
as a group (6 persons)

-------------------

*  Less than one percent (1%).

(1) Unless otherwise provided, the address is c/o Caprius, Inc., One Parker Plaza, Fort Lee, New Jersey 07024.

(2) All persons named in the table have sole voting and investment power with respect to all shares owned by them.

(3) The number of shares beneficially owned by each person includes shares that are currently exercisable or exercisable within 60 days of the Record Date pursuant to stock options, warrants and convertible securities. For purposes of computing the percentage of outstanding shares held by each person as of the Record Date, any shares which such person has the right to acquire as set forth in the preceding sentence are deemed to be outstanding, but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person.

(4) Includes (i) 2,600,000 shares subject to warrants and (ii) 500,000 shares subject to options.

(5) Includes (i) 7,050 shares in retirement accounts, (ii) 211,250 shares subject to warrants, (iii) 100 shares jointly owned with his wife and
         (iv) 50,000 shares subject to options, and excludes 50,000 shares underlying options which are not exercisable within 60 days of the Record Date.

(6) Includes (i) 960,000 shares as trustee for his children, (ii) 133,750 shares subject to warrants, (iii) 17,500 shares subject to warrants owned by his wife for which he disclaims beneficial ownership, and (iv) 50,000 shares subject to options, and excludes 50,000 shares underlying options which are not exercisable with 60 days of Record Date.

(7)      Includes 500,000 shares subject to options.

(8) Includes (i) 26,000 shares subject to warrants and (ii) 125,000 shares underlying options presently exercisable, and excludes 175,000 shares underlying options which are not exercisable within 60 days of the Record Date.

(9) Includes 35,175 shares subject to options and excludes 8,325 shares underlying options granted which are not exercisable within 60 days of the Record Date.

(10) Includes (i) 2,988,500 shares subject to warrants and (ii) 1,260,175 shares subject to options.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

INFORMATION ABOUT NOMINEES

         Five directors will be elected at the Meeting. The Company currently has five directors, all of whom are management nominees. Robert Spira resigned as a director as of March 4, 2002. The number of directors has been reduced to five from six. Each nominee is a member of the current Board of Directors.

         The enclosed proxy, unless otherwise specified, will be voted to elect as directors the nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors.

         The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Securities Ownership of Certain Beneficial Owners and Management" elsewhere in this Proxy Statement.

                               Age as of     Director      Position(s)
Nominee                        Record Date    Since     With Company
-------                        -----------   ------     ------------
George Aaron                   49            1999       Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President

Jonathan Joels                 45            1999       Chief Financial Officer,
                                                        Treasurer, Secretary and
                                                        Director

Shrikant Mehta                 57            2000       Director

Sanjay Mody (1)(2)             42            2000       Director

Sol Triebwasser, Ph.D (1)(2)   79            1984       Director

-------------------

(1) Member of the Audit Committee.
(2) Member of the Compensation/Option Committee.


         The principal occupations and brief summary of the background of each Director and executive officer of Caprius during the past five years is as follows:

         Mr. Aaron has been Chairman of the Board, President and CEO of the Company since June 1999. From 1992 to 1998, Mr. Aaron was the co-founder and CEO of a drug discovery company, Portman Pharmaceuticals, Inc., and currently serves on the Board of Directors of Peptor Limited, the company that acquired Portman Pharmaceuticals. Mr. Aaron was also a co-founder of the bioseparation/agtech company, CBD Technologies, Inc., of which he remains a Director. From 1983 to 1988, Mr. Aaron was the founder and CEO of a diagnostic company, Technogenetics, Inc., that he took public and which was later acquired. Prior to 1983, Mr. Aaron was founder and is a Partner in the Portman Group, Inc. and headed international business development at Schering-Plough Corporation. Mr. Aaron is a graduate of the University of Maryland.

         Mr. Joels has been CFO, Treasurer and Secretary of the Company since June 1999. From 1992 to 1998, Mr. Joels was the co-founder and CFO of Portman Pharmaceuticals, Inc. Mr. Joels was also a co-founder of CBD Technologies, Inc. Mr. Joels' experience includes serving as a principal in Portman Group, Inc.; CFO of London & Leeds Corp., a subsidiary of a large UK multinational public company; and as a Chartered Accountant, holding positions with both Ernst & Young and Hacker Young between 1977 and 1981. Mr. Joels qualified and was admitted to the Institute of Chartered Accountant in England and Wales in 1981 and holds a BA Honors Degree in Accountancy (1977) from the City of London School of Business Studies.

         Mr. Mehta has been President and CEO of Combine International, Inc., a wholesale manufacturer of fine jewelry since 1974. He has also served on the Board of Directors of Distinctive Devices, Inc (OTCBB: DDEV) and of various private corporations. He holds a BS in Electrical Engineering from Case Institute of Technology and an MS in Electrical Engineering from Wayne State University.

         Mr. Mody serves as President, CEO and Treasurer of Distinctive Devices, Inc. (OTCBB: DDEV) since May 2001 and a director thereof since March 2000. Since March 2000, he has been an active investor in several technology companies. From July 1996 to February 2000, he served as a Vice President of Investment Advisory at Laidlaw Global Securities, Inc. From 1995 to 1996, Mr. Mody was a financial Advisor at Morgan Stanley Dean Witter. He is a director of Real Time Access Inc. which in April 2002 filed for reorganization under Chapter 11 of the Federal Bankruptcy law.

         Dr. Sol Triebwasser was Director of Technical Journals and Professional Relations for the IBM Corporation in Yorktown Heights, New York until 1996. He is currently a Research Staff member emeritus at IBM. Since receiving his Ph.D. in physics from Columbia University in 1952, he had managed various projects in device research and applications at IBM. Dr. Triebwasser is a fellow of the Institute for Electrical and Electronic Engineers, the American Physical Society and the American Association for the Advancement of Science.

         Mr. Aaron and Mr. Joels are brothers-in-law, and Mr. Mehta is the uncle of Mr. Mody.

COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company receive annual compensation for their service as a director. They do not receive any additional compensation for serving on any Board committee. The outside directors are eligible to be granted stock options under the 1993 Stock Option Plan for Non-Employee Directors and, after ratification, under the 2002 Stock Option Plan, see Proposal 2 in this Proxy Statement.

COMMITTEES

         The Board of Directors has standing Audit and Compensation/Option Committees.

         The Audit Committee reviews with the Company's independent public accountants the scope and timing of the accountants' audit services and any other services they are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee reviews the independence of the independent public accountants and makes annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year. All members of the Audit Committee are "independent" directors (as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards). The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee met once during fiscal 2001.

         The Compensation/Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company and administers the Company's Stock Option Plans. During fiscal 2001, the Compensation/Option Committee held no meetings.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements contained in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with the independent auditor, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments on the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditor their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

         The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

         The Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit Committee received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the independent auditors their independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended September 30, 2001 for filing with the Securities and Exchange Commission.

Sol Triebwasser, Audit Committee Chair
Sanjay Mody, Audit Committee Member

EXECUTIVE COMPENSATION

         The following table sets forth the aggregate cash compensation paid by the Company to (i) its Chief Executive Officer and (ii) any other executive officer whose cash compensation exceeded $100,000 for services performed during the year ended September 30, 2001.

                        ANNUAL COMPENSATION                                     LONG TERM COMPENSATION
                        -------------------                                     ----------------------
                                                                           Awards                   Payouts
                                                                           ------                   -------
                                                                               Securities
                                                        Other      Restricted  Underlying
  Name and                                             Annual      Stock         Options    LTIP        All Other
  Principal                    Salary      Bonus    Compensation    Award(s)      SARs      Payouts    Compensation
  Position           Year        ($)        ($)          ($)          ($)          (#)        ($)          ($)
  ---------------- ---------- ---------- ---------- -------------- ----------- ------------ --------- ---------------
  George           2001        160,000      -0-          -0-          -0-          -0-        -0-          -0-
  Aaron            2000 (1)    160,000      -0-          -0-          -0-      100,000 (3)    -0-          -0-
  President/CEO

  ---------------- ---------- ---------- ---------- -------------- ----------- ------------ --------- ---------------
  Jonathan Joels   2001        112,000      -0-          -0-          -0-          -0-        -0-            -0-
  CFO              2000 (2)    112,000      -0-          -0-          -0-      100,000 (3)    -0-            -0-
  ---------------- ---------- ---------- ---------- -------------- ----------- ------------ --------- ---------------

(1)      Mr. Aaron became President and CEO on June 28, 1999.
(2)      Mr. Joels became CFO, Treasurer and Secretary on June 28, 1999.
(3) Stock options to purchase 100,000 shares of Common Stock at $0.15 per share through October 14, 2009.

         The Company does not have any written employment agreements with any of its executive officers. The Company leases automobiles for Messrs. Aaron and Joels in amounts not to exceed $1,000 per month and $750 per month, respectively, and also pays their automobile operating expenses. They are reimbursed for other expenses incurred by them on behalf of the Company in accordance with Company policies.

         The Company does not have any annuity, retirement, pension or deferred compensation plan or other arrangements under which any executive officers are entitled to participate without similar participation by other employees. Under the Company's 401(k) plan there is no matching contribution by the Company.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                      -------------------------------------

                                                                                       Potential Realized
                                                                                        Value at Assumed
                                                                                         Annual Rates of
                                    Individual                                      Stock Price Appreciation   Alternative to
                                      Grants                                            for Option Term       Grant Date Value
-------------------------------------------------------------------------------------------------------------------------------
                                       % of
                                      Total
                    Number of        Options/
                    Securities         SARS
                    Underlying      Granted to       Exercise                                                     Grant
                     Options/      Employee(s)        On Base                                                      Date
                       SARs         In Fiscal          Price         Expiration                                  Present
      Name          Granted(#)         Year           ($/Sh)            Date          5%($)        10%(4)         Value

George Aaron           -0-             -0-              -0-             -0-            -0-           -0-            -0-

Jonathan Joels         -0-             -0-              -0-             -0-            -0-           -0-            -0-

-------------------------------------------------------------------------------------------------------------------------------

                                                AGGREGATED OPTION EXERCISES IN
                                      LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE
                                      -------------------------------------------------

        NAME                                          NUMBER OF SECURITIES                VALUE OF UNEXERCISED
        ----                                         UNDERLYING UNEXERCISED               IN-THE-MONEY OPTIONS
                                                   OPTIONS AT SEPT. 30, 2001                AT SEPT. 30, 2001
                                                   EXERCISABLE/UNEXERCISABLE                 EXERCISABLE ($)
                                                   -------------------------                 ---------------

        George Aaron                                     25,000/75,000                            $-0-
        Jonathan Joels                                   25,000/75,000                            $-0-

         No options were exercised during the fiscal year ended September 30, 2001.

BOARD MEETINGS

         During fiscal year 2001, the Board of Directors met once, and through the first six months of fiscal year 2002, three meetings have been conducted excluding written consents. All the Directors attended the meetings.

RELATED TRANSACTIONS

         During February and March 2001, the Company completed a short-term bridge loan aggregating $300,000 through loan notes due on February 28, 2002. These loans have been extended to June 30, 2002. Included as part of this bridge loan, Messrs. Mehta, Aaron, Koppel and the spouse of Mr. Joels contributed $200,000, $17,500, $15,000 and $17,500, respectively. These funds were used principally for working capital and to purchase raw materials previously owned by Oxis Health Products, Inc., the previous manufacturer and owner of the Opus TDM products. The loan notes bear interest at a rate of 11% per annum and are secured by the assets of the Strax Institute. For each $1.00 principal amount loaned, the lender received a warrant to purchase one share of Common Stock, exercisable at $0.08 per share for a period of five years.

         In April 2000, Messrs. Aaron and Joels participated in the placement (the "April 2000 Placement") of units at a price of $3.00 per unit. Each unit was comprised of three shares of Common Stock, four Series A Warrants exercisable at $0.50 per share and three Series B Warrants exercisable at $0.75 per share, for a period of five years. Mr. Aaron purchased 30,000 units (90,000 shares, 120,000 Series A Warrants and 60,000 Series B Warrants) and Mr. Joels purchased 20,000 Units (60,000 shares of Common Stock, 80,000 Series A Warrants and 40,000 Series B Warrants).

         Separately, and in consideration of their participation in the April 2000 Placement, the Company agreed to give the principal investors (including Mr. Mehta who subsequently became a director) in the placement preemptive rights for a period of three years with respect to their interest in the Company, such that, to the extent of their current interest in the Company, these principal investors each have the right to participate in any sale, for cash, by the Company of Common Stock or shares of Preferred Stock or other securities that are exercisable for, convertible into or exchangeable for shares of Common Stock in a private placement transaction, subject to certain exceptions.

         The Company also agreed to provide these principal investors with most favorable investors rights, such that if any greater rights are received by the holders of the next rounds of equity financing by the Company occurring within one year after the date of purchase, subject to certain exceptions, the Company would put the principal investors in the same position as the holders of any subsequent investments. Furthermore, in the event that any subsequent investment is at a price per share of less than the equivalent of $0.722 per share of Common Stock (i.e., less than $0.722 per share of equity security, (including exercise price, if any) exercisable for or convertible into one share of Common Stock), then the Company would issue to Mr. Mehta, without additional consideration, the number of shares of Common Stock that he would have received if he had made his investment in the April Placement on the terms of any subsequent investment within the year. There was no subsequent investment within the year.

         Additionally, in consideration for his participation in the April 2000 Placement, the Company separately granted Mr. Mehta options to purchase 500,000 shares of Common Stock, exercisable at $1.00 per share for a period of three years. Mr. Mody, who subsequently became a director, received an option to purchase 500,000 shares of Common Stock, exercisable at $1.00 per share for a period of three years, in connection with his services in procuring investors for the April 2000 Private Placement.

In March 2000, Messrs. Aaron, Joels and Koppel loaned $25,000, $25,000 and $20,000 respectively to the Company on an unsecured basis in order to facilitate shipment of sales products from Oxis Health Products, Inc. These loans were repayable at the earlier of 90 days or upon the closing of a securities placement, and bore interest at the rate of 12% per annum, payable on maturity. In addition, for each $1.00 principal amount loaned, the Company granted warrants to purchase 0.55 shares of Common Stock at an exercise price of $1.00 per share exercisable for five years. These loans were repaid in April 2000 from the proceeds of the April 2000 Placement.

                                   PROPOSAL 2

                     RATIFICATION OF 2002 STOCK OPTION PLAN

GENERAL

         The Board of Directors of the Company has unanimously approved for submission to a vote of the stockholders a proposal to ratify the adoption of the 2002 Stock Option Plan (the "2002 Option Plan"). The 2002 Option Plan covers 1,500,000 shares of Common Stock reserved for issuance pursuant to the exercise of options granted thereunder. A copy of the 2002 Option Plan is attached to this Proxy Statement as Appendix B, and statements herein regarding the Plan are qualified by reference to the complete Plan.

         The Board of Directors believes that the 2002 Option Plan should be of benefit in attracting and retaining key employees, directors, consultants and advisors who contribute to the Company's success and in acquiring companies whose employees are presently covered by stock options. As explained below, the current Stock Option Plans expire in 2003. However, no options will be granted under the 2002 Option Plan pending stockholder ratification.

PRESENT OPTION PLANS

         The Company has a 1993 Employee Stock Option Plan (the "Employee Plan") covering 1,000,000 shares of Common Stock and a 1993 Stock Option Plan for Non-Employee Directors (the "Directors Plan") covering 200,000 shares of Common Stock. Both these Plans expire on May 25, 2003, after which no options may be granted thereunder, however, options granted prior to the expiration date may be exercised according to their respective stated terms.

         At March 31, 2002, under the Employee Plan, options to purchase 1,749,832 shares have been granted, of which 10,107 were exercised, 1,003,725 were terminated or cancelled, and 736,000 were outstanding at exercise prices ranging from $0.15 to $0.84 per share, leaving 253,893 options subject to future grant thereunder.

         At March 31, 2002, under the Directors Plan, options to purchase 146,000 shares have been granted, of which none were exercised, 54,000 were terminated or cancelled, and 92,000 were outstanding at exercise prices ranging from $0.15 to $5.00 per share, leaving 108,000 options subject to future grant thereunder.

         In addition to the options granted under the Plans, at March 31, 2002, there were outstanding options to purchase 1,088,861 shares of Common Stock granted under agreements at prices ranging from $0.10 and $20.10 per share exercisable through December 2009. Of the total outstanding, 1,000,000 options were granted to directors prior to their directorships and 35,000 were granted to former employees.

PURPOSES OF THE 2002 OPTION PLAN

         The purposes of the 2002 Option Plan are to (i) provide incentives to certain directors, officers, employees and other persons who perform services on behalf of the Company and any subsidiaries of the Company by providing them with opportunities to purchase Common Stock in the Company pursuant to options granted thereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO") or which do not qualify as ISOs ("Non-Qualified Option" or "NQSO") and (ii) to individuals who are directors but not also employees of the Company and the subsidiaries ("Non-Employee Directors"), and to individuals who are independent contractors, or consultants or advisors to the Company or its subsidiaries, by providing them with opportunities to purchase Common Stock pursuant to NQSOs.

ADMINISTRATION

         The 2002 Option Plan will be administered by the Compensation/Option Committee (the "Committee"), each member of which is a Non-Employee Director within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or by the whole Board of Directors. Subject to specific provisions in the 2002 Option Plan, the Committee will have the authority (i) to select the individuals (the "Optionees") who are to be granted options from among those eligible to participate in the 2002 Option Plan, (ii) to establish the number of shares which may be issued under each option, (iii) to determine at what time options may be granted, (iv) to determine the exercise price of shares subject to each option, (v) to determine the time at which each option shall be come exercisable and the duration of the exercise period, (vi) to determine whether restrictions are to be imposed on shares subject to options and the nature of such restrictions, if any, and (vii) to interpret the Option Plan and prescribe and rescind rules and regulations relating to it.

ELIGIBILITY

         Options may be granted only to (i) individuals who are employees of the Company and its subsidiaries, including officers and directors who are also employees at the time the Option is granted, (ii) Non-Employee Directors, and
(iii) any other persons who perform services for or on behalf of the Company and its subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Board of Directors to be in a position to perform such services in the future. Options that constitute ISOs may only be granted to employees described in clause (i) above, and Non-Employee Directors shall only be granted NQSOs. No option shall be granted pursuant to the 2002 Plan after May 15, 2012.

OPTION PRICE AND TERMS

         Options granted under the 2002 Option Plan may be either ISOs or NQSOs. The option price of each share of Common Stock subject to an option will be fixed by the Committee but shall not be less than the fair market value of the Common Stock on the date of grant of the option, defined as the average bid and ask price over the prior five days' trading (or 110% of the fair market value for ISOs granted to any person who holds more than 10% of the outstanding voting stock). An option designated as an ISO is intended to qualify as such under
Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO's are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Certain adjustments in the option price may be made for extraordinary dividend distributions. The Committee shall determine the option period, provided it is not longer than five years in the case of ISOs granted to employees who hold 10% of the outstanding stock of the Company, 10 years in the case of ISOs generally, or 10 years, in the case of NQSOs, subject to earlier termination, and also the vesting period and the payment terms.

         In the event of termination of employment, the Optionee may exercise his options at any time up to one year of the termination, but in no event later than the expiration date of the option, as determined by the Committee; however, if the employee is terminated "for cause," the option expires immediately. All options would vest immediately upon a "change of control" of the Company. Upon exercise of an option, payment for shares may be made in cash, or, if the option agreement so provides, in shares of Common Stock calculated based upon their fair market value as of the date of their delivery or, a combination of stock and cash.

         The exercise price and the number and kind of shares that may be purchased upon exercise of options granted under the 2002 Option Plan, and the number of shares which may be granted pursuant to the Plan, are subject to adjustment in certain events, including stock splits, recapitalizations and reorganizations.

TRANSFERABILITY

         Options granted under the 2002 Option Plan will not be assignable or transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or (iii) with respect to NQSOs, to a spouse or lineal descendant of the optionee. Options are exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

TERMINATION, SUSPENSION OR MODIFICATION OF THE 2002 OPTION PLAN

         The Board of Directors may terminate, suspend, or modify the 2002 Option Plan at any time but may not, without authorization of the Company's stockholders, effect any change which under Section 16(b) of the Exchange Act, applicable state corporation law or tax law, or the rules of any national securities exchange or national quotation system on which the Common Stock is then listed or traded requires the prior approval of stockholders, or increase the maximum number of shares of Common Stock for which options may be granted thereunder or extend the term of the 2002 Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

         A participant under the 2002 Option Plan does not realize income for federal income tax purposes as a result of (i) the grant of an ISO under the 2001 Option Plan or (ii) the exercise of an ISO under the 2002 Option Plan. The Company is not entitled to a federal income tax deduction upon the grant or exercise of an ISO. Long-term capital gains tax rates will apply to the gain (excess of the amount received for the shares over the amount paid for the shares) at the time that the participant disposes of the shares provided that certain holding requirements discussed below are met. The spread between the exercise price and the fair market value of the transferred shares at the time of the exercise of an ISO is included in alternative minimum taxable income subject to the alternative minimum tax for the taxable year in which such transfer occurs. If the shares are disposed of in the same taxable year and the amount realized is less than that fair market value at the time of exercise, the amount included in the alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

         The availability of the income tax treatment discussed in the foregoing paragraph is subject to two conditions. First, the participant must continue to be an employee of the Company or a parent or subsidiary of the Company at all times during the period beginning on the date that the ISO was granted and ending (with exceptions for disability and death) on the date three months before the option is exercised. Second, such income tax treatment is available only if the participant does not dispose of the shares acquired pursuant to the exercise of the ISO (i) within two years from the date of granting of the option nor (ii) within one year after the shares were issued pursuant to the exercise of the option. If the participant disposes of the shares prior to the expiration of the required holding period, the participant realizes ordinary income in the year of disposition and the same amount is then deductible by the Company.

         A participant realizes no income as a result of the grant of a NQSO under the 2002 Option Plan. However, a participant realizes ordinary income upon the exercise of the NQSO (or at the later date described below) equal to the excess of the fair market value of the shares at the time of exercise (or at such later date) over the option exercise price. The Company is not entitled to a federal income tax deduction upon the grant of the NQSO, but upon transfer of the shares to such participant upon its exercise (or at the later date described below) an amount corresponding to the participant's taxable income becomes deductible by the Company. The amount of income recognized at the time of exercise is added to the option price to determine the participant's basis in the shares, and any further appreciation upon ultimate sale of the shares is taxable as short- or long-term capital gains (with the holding period measured from the date of exercise). If the shares received upon exercise are not transferable and are subject to a substantial risk of forfeiture, the realization of compensation income is postponed until the earlier of the lapse of the forfeiture restrictions or the making of an "IRC 83(b) election." For such purposes, potential liability by Company insiders under securities laws with respect to short swing trading constitutes a substantial risk of forfeiture. Where other shares of stock have been purchased within six months of exercise of the option, recognition of the compensation attributable to such exercise may be postponed for a period of six months from the date of purchase of such other shares of stock due to such liability.

         THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE OR PURCHASER AND THE COMPANY IN CONNECTION WITH THE 2002 OPTION PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

RECOMMENDATION

         The Board of Directors unanimously recommends a vote "FOR" ratification of the 2002 Stock Option Plan.

                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Stockholders who desire to submit proposals for inclusion in the Company's proxy statement for the 2003 Annual Meeting of Stockholders of the Company must submit such proposals to the Secretary of the Company at the Company's principal executive offices by November 30, 2002. Nothing in this paragraph shall be deemed to require the Company to hold a 2003 Annual Meeting upon the anniversary date of the 2002 Meeting or to include in its proxy statement and proxy relating to any such 2003 Annual Meeting any stockholder proposal that does not meet the requirements under Rule 14a-8 under the Exchange Act for including in effect at such time.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Representatives of BDO Seidman, LLP, the Company's independent public accountants for the two fiscal years ended September 30, 2001, may attend the Meeting. If in attendance they will also be given an opportunity to make a statement if they so desire. The Board of Directors has not yet selected the Company's independent accountants for fiscal year ending September 30, 2002.

         The aggregate fees billed by BDO Seidman LLP for services rendered to the Company for the 2001 fiscal year was $50,000. These services consisted of the audit of the Company's annual financial statements for the year ended September 30, 2001, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for that fiscal year.

                                 OTHER BUSINESS

         Management is not aware of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the Meeting, or any adjournment or adjournments thereof, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxies, discretionary authority to vote the same in respect to any such other business in accordance with their best judgment in the interest of the Company.

                                         By Order of the Board of Directors

                                         Jonathan Joels
                                         Secretary

May 31, 2002

         STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                       CAPRIUS, INC. STOCKHOLDERS MEETING
                           TO BE HELD ON JUNE 26, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned stockholder of CAPRIUS, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Meeting of Stockholders and Proxy Statement, dated May 31, 2002, and hereby constitutes and appoints George Aaron and Jonathan Joels, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Stockholders Meeting to be held on June 26, 2002, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

         The undersigned hereby instructs said proxies or their substitutes:

         1. Election of five persons nominated by the Board of Directors to serve as Directors as indicated below:

         FOR all nominees listed below: [ ] (except as indicated)

         WITHHOLD AUTHORITY to vote for all nominees listed below: [ ]

         NOMINEES: George Aaron, Jonathan Joels, Shrikant Mehta, Sanjay Mody and Sol Triebwasser, Ph.D.

(INSTRUCTION:   To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)



         2.  Ratify the adoption of the 2002 Stock Option Plan

                  FOR [ ]               AGAINST [ ]            ABSTAIN [ ]

         3. Upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof

         This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the election of the five named individuals as directors, FOR the other proposal and in accordance with the judgment of the persons named as proxies above on any other matter that may come before the Meeting.

                      PLEASE SIGN, DATE AND MAIL THIS PROXY
                      IMMEDIATELY IN THE ENCLOSED ENVELOPE.


                                                Name _________________________



                                                Name (if joint)

                                                --------------------------------


                                                Date  _____________, 2002


                                                Please sign your name exactly as
                                                it appears hereon. When signing
                                                as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your full
                                                title as it appears hereon. When
                                                signing as joint tenants, all
                                                parties in the joint tenancy
                                                must sign. When a proxy is given
                                                by a corporation, it should be
                                                signed by an authorized officer
                                                and the corporate seal affixed.
                                                No postage is required if
                                                returned in the enclosed
                                                envelope.

                                                                      APPENDIX A


                                  CAPRIUS, INC.

                             2002 STOCK OPTION PLAN


         1 Purpose. This 2002 Stock Option Plan (the "Plan") of Caprius, Inc., a Delaware corporation (the "Company"), is intended to provide incentives:
(i) to certain employees, officers, directors and consultants who perform services for or on behalf of the Company and any subsidiaries of the Company (collectively, the "Subsidiaries") by providing them with opportunities to purchase capital stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") or which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (ii) to individuals who are directors but not also employees of the Company and the Subsidiaries ("Non-Employee Directors"), and to individuals who are members of any advisory board or an independent consultant to the Company or its Subsidiaries, by providing them with opportunities to purchase capital stock in the Company pursuant to Non-Qualified Options. Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options," and persons to whom Options are granted are referred to hereinafter individually as an "Optionee" and collectively as "Optionees." As used herein, the term "Subsidiary" means "subsidiary corporation" as that term is defined in Section 424(f) of the Code.

         2 Administration of the Plan. The Plan shall be administered by the Compensation/Option Committee of the Board of Directors of the Company or by the Board of Directors of the Company (collectively, the "Committee"). The Committee shall consist of two or more members, each member of which shall be a "Non-Employee Director" within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the terms of the Plan, the Committee shall have the authority to (i) determine the employees of the Company and Subsidiaries (from among the class of employees eligible under Section 4 hereof to receive
ISOs) to whom ISOs may be granted; (ii) determine the person and the number of shares which may be issued under each Option; (iii) determine the time or times at which Options may be granted; (iv) determine the exercise price of shares subject to each Option, which price shall not be less than the fair market value as specified in Section 6; (v) determine (subject to Sections 7 and 9) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee or of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

         3 Stock. The stock delivered under this Plan shall be the Company's Common Stock, par value $.01 per share (the "Common Stock"), either authorized and unissued, treasury stock or shares purchased on the open market. The aggregate number of shares which may be issued pursuant to the Plan is 1,500,000, subject to adjustment as provided in Section 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall again be available for grants of Options under the Plan.

         4 Eligible Employees and Others. ISOs and Non-Qualified Options may be granted to individuals who are employees of the Company and its Subsidiaries, including officers and directors who are also employees at the time the Option is granted. Non-Qualified Options may be granted to Non-Employee Directors and independent contractors, advisors and consultants to the Company and its Subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Committee to be in a position to perform such services in the future. Granting of any Option to any person shall neither entitle that person to, nor disqualify him from, participation in any other Option grant.

         5 Term of Plan; Granting of Options. The term of the Plan will commence on the date of adoption of the Plan by the Company's Board of Directors, subject to approval by stockholders within one year of adoption, and terminate on the day immediately preceding the tenth anniversary of said adoption, except as to Options outstanding on that date and subject to earlier termination as provided in Sections 9 and 10 hereof. Options may be granted under the Plan at any time during the term of the Plan. The date of grant of an Option under the Plan shall be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. No Option shall be granted pursuant to the Plan after May 15, 2012.

         6  Minimum Exercise Price; ISO Limitations.
            ---------------------------------------

            6.1 Price for Non-Qualified Options. The exercise price per share for each Non-Qualified Option granted under the Plan shall not be less than the fair market value of the Common Stock on the date of grant of the Option, and in no event shall be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

            6.2 Price for ISOs. The exercise price per share for each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Employee"), the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Code shall apply.

            6.3 $100,000 Annual Limitation on ISO Vesting. To the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Subsidiary, ISOs become exercisable for the first time by an employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000, such excess amount of stock shall be deemed to have been granted as a Non-Qualified Option, and not as an ISO.

            6.4 Determination of Fair Market Value. If at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall be (i) the mean (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the average of the last reported sale prices of the Common Stock on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system), for the five trading dates immediately preceding the date of grant, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid prices (or average of bid prices) last quoted (on that date) by the OTC Electronic Bulletin Board or other established quotation service for over-the-counter securities for the five trading dates immediately preceding the date of grant, if the Common Stock is not reported on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system); but in no event shall the exercise price be less than the closing prices on the date of grant. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         7 Option Duration. Subject to earlier termination as provided in Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to a 10% Employee, as determined under Section 6.02. Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

         8 Exercise of Option. Subject to the provisions of Sections 9 through 12, each Option granted under the Plan shall be exercisable as follows:

            8.1 Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify, provided that an Option granted to a director or executive officer of the Company may not vest earlier than six (6) months from the date of grant.

            8.2 Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

            8.3 Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

            8.4 Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Committee shall not, without the consent of an Optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code, as described in Section 6.03.

         9 Termination of Employment or Service. If an Optionee ceases his employment with, or service by, the Company and all Subsidiaries other than by reason of death or disability as defined in Section 10 or by the Company or any Subsidiary for cause, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of one (1) year from the date of termination of his employment or service (or three (3) months as to ISOs), but in no event later than on their specified expiration dates, during which period he shall have the right to exercise any Options exercisable by him on the date of termination of employment, subject to exercise for such other periods as determined by the Committee at the time of grant. Options held by an Optionee whose termination of employment or service is for cause shall terminate upon such termination. For purposes of this Section 9 only, employment or service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service). A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment or service under this Section 9, provided that such written approval contractually obligates the Company or any Subsidiary to continue the employment or service of the Optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment or service within or among the Company and Subsidiaries, so long as the Optionee continues to be an employee or independent contractor or advisor of the Company or any Subsidiary. Nothing in the Plan shall be deemed to give any Optionee the right to be retained in employment or other service by the Company or any Subsidiary for any period of time. The Committee may, in its sole discretion, change the termination period for any Option from the period provided for in this Section 9 or in Section 10 to a period less than the respective periods specified herein.

         10  Death; Disability.

             10.1 Death. If an Optionee ceases his employment with or service by the Company and all Subsidiaries by reason of his death, any Option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution at any time within one (1) year from the date of the Optionee's death or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates.

             10.2 Disability. If an Optionee ceases his employment with or service by the Company and all Subsidiaries by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to one (1) year from the date of the termination of the Optionee's employment or service or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

         11 Assignability. No Option shall be assignable or transferable by the Optionee except (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code or (iii) with respect to Non-Qualified Options, to a spouse or lineal descendant or lineal ascendant of the Optionee.

         12 Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve (the "Option Agreements"). The Option Agreements shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon the exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver the Option Agreements. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of the Option Agreements.

         13 Adjustments. Upon the occurrence of any of the following events, an Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such Option:

             13.1 Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a smaller or greater number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately decreased or increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

             13.2 Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

             13.3 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13.02) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

             13.4 Change in Control. In the event of a change in control of the Company, all Options under the Plan which are not fully vested shall vest 100% and shall be immediately exercisable. For purposes of this Plan, a "change in control" shall mean any of the following events: (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company;
(b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or any Subsidiary, purchases shares pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); (c) the stockholders of the Company approve
(i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or
(d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a twenty-four (24) month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.

             13.5 Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Section 13.01, 13.02, 13.03 or 13.04 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

             13.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

             13.7 Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

             13.8 Fractional Shares. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

             13.9 Adjustments. Upon the happening of any of the events described in Section 13.01, 13.02, 13.03 or 13.04 above, the class and aggregate number of shares set forth in Section 3 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 hereof, its determination shall be conclusive.

         14 Means of Exercising Options. An Option (or any installment or portion of an installment thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either: (a) in United States dollars in cash or by check; (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; or (c) at the discretion of the Committee, by any combination of (a) and (b) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or
(c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Option in question. An Optionee shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

         15 Termination or Amendment of Plan. The Board of Directors may terminate or amend the Plan in any respect at any time; however, without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board of Directors adopts a resolution authorizing any such termination or amendment, the Board of Directors may not so terminate or amend the Plan if prior stockholder approval is then required by Section 16(b) of the Exchange Act, applicable Delaware law or tax law, or the rules of any applicable national securities exchange or national stock quotation system on which the Common Stock may then be listed or traded. Except as otherwise provided in this
Section 15, in no event may action of the Board of Directors or stockholders alter or impair the rights of an Optionee, without his consent, under any Option previously granted to him.

         16 Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each Optionee agrees to notify the Company in writing immediately after making a Disqualifying Disposition, as described in Sections 421, 422 and 424 of the Code and regulations thereunder, of any stock acquired under the Plan (or stock received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code, relating to distributions of stock with respect to stock acquired under the Plan and certain tax-free exchanges of stock acquired under the Plan for other stock or securities). A Disqualifying Disposition (with certain exceptions) is generally any disposition within two
(2) years of the date the ISO was granted or within one (1) year of the date the ISO was exercised, whichever period ends later. With respect to stock held jointly with right of survivorship, a termination of such joint tenancy may constitute a Disqualifying Disposition. This Section 16 shall be made binding upon the Optionee and upon any transferee of stock described in this Section to whom Section 424(c)(4)(B) of the Code applies.

         17 Withholding of Taxes. Upon the exercise of an Option, the Company may withhold federal, state and local taxes whenever the Company determines that such withholding is required. The Committee in its discretion may condition the exercise of an Option on the Optionee's making satisfactory arrangement for such withholding. In addition to tax withholding, government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs.

         18 Governing Law, Construction. The validity and construction of the Plan and the agreements evidencing Options shall be governed by the laws of the State of Delaware, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

                                                                      APPENDIX B



                                  CAPRIUS, INC.

                       BOARD OF DIRECTORS' AUDIT COMMITTEE

                                     CHARTER
   -------------------------------------------------------------------------


                                        I.

                                     PURPOSE
                                     -------


     The Audit Committee assists the Board in fulfilling its oversight responsibilities to the stockholders, and serves as a communication link among the Board, management, the independent auditors, and the internal auditors.

                                       II.

                                    AUTHORITY
                                    ---------

     The Audit Committee and the Board have the ultimate authority to select, evaluate and, where, appropriate, replace the independent auditors (or nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

     The Audit Committee may conduct or authorize investigations into any activities it deems necessary and appropriate. The Audit Committee may retain independent counsel, auditors or others to conduct investigations or assist in the accomplishment of its responsibilities.

                                      III.

                     ACCOUNTABILITY OF INDEPENDENT AUDITORS
                     --------------------------------------

     The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of stockholders.

                                       IV.

                                RESPONSIBILITIES
                                ----------------

     The Audit Committee shall:

          1. Share with the Board the ultimate responsibility to select, evaluate, and, where appropriate, replace the independent auditors (or nominate the independent auditors to be proposed for stockholder approval in any proxy statement).

          2.   Review the fees and expenses of the independent auditors.

          3. Review any nonauditing services performed or to be performed for the Company by the independent auditors and the fees for such services.

          4. Review annually the overall audit plan as proposed by the independent auditors and management, including the scope of the examination to be performed, the assistance to be provided by the internal auditors and any developments in accounting principles and auditing standards that may affect either the financial statements or the audit.

          5. Prior to release of the annual report to the stockholders, review and discuss the audited financial statements and the results of the audit with the independent auditors and management, which review and discussion shall include the following, as applicable:

          (a) any major problems encountered by the independent auditors and the resolution thereof,

          (b)  the effect on the audit of any developments referred to in clause
               (4) above,

          (c) any unresolved differences between the independent auditors and management,

          (d) discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards 61, as the same may be modified or supplemented,

          (e) receipt of the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as the same may be modified or supplemented, and discussion with the independent auditors the independent auditors' independence, and

          (f) any other significant comments or recommendations of the independent auditors or management.

          6. With the independent auditors, management and the internal auditors, review and analyze periodically the Company's internal accounting control systems and related corporate policies and control systems, and assess management's attitude toward internal controls and the process for establishing and monitoring internal controls.

          7. Review annually the scope and results of the internal audit program and meet with the internal audit manager periodically (out of the presence of management and the independent auditors, as appropriate). Review with the internal audit manager compliance with appropriate audit standards.

          8. Review and concur with management in the appointment or replacement of the internal audit manager.

          9. Meet with the independent auditors periodically (out of the presence of management, as appropriate) with respect to any of the foregoing.

          10. Report to the Board on the scope and results of the annual audit, including a report prepared in accordance with Item 306 of SEC Regulation S-B, as the same may be amended or replaced, to be included in the Company's proxy statement and, from time to time, report on other activities of the Audit Committee and recommend to the Board such changes, additions or variations in the auditing, accounting and control functions as the Audit Committee may deem desirable.

          11. Review with management the unaudited quarterly financial information to be included in the Company's Quarterly Report on Form 10-QSB.

          12. Recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-KSB.

          13. Require that the independent auditors submit to the Audit Committee a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1, as the same may be modified or supplemented.

          14. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditors.

          15. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

          16. Review with the Company's General Counsel any legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          17. Review and reassess annually the adequacy of the Audit Committee Charter.

                                       V.

                                 ADMINISTRATIVE
                                 --------------

General

     The Audit Committee is a standing committee of the Board. Audit Committee members are elected annually by the Board. The responsibilities of Audit Committee members are in addition to those duties set out for a member of the

Board. Meetings will be held whenever deemed necessary by the Audit Committee Chairman.

Audit Committee Composition and Expertise

     The Audit Committee shall consist of at least three members, each of whom shall be an independent director, as defined below, and each of whom shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Under exceptional and limited circumstances, the Board may appoint one director to the Audit Committee who is not independent, as defined below, and is not a current employee or an immediate family member of a current employee, if the Board determines that membership on the committee by the individual is required in the best interests of the corporation and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. Except that, so long as the Company files reports under Regulation S-B of the Securities and Exchange Commission, the Audit Committee need only consist of at least two members, a majority of the members of which shall be independent directors, as defined below.

Definition of Independent Director

     "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

                    (a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

                    (b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

                    (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

                    (d) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed five percent of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

                    (e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

                                       VI.

                              APPROVAL AND ADOPTION
                              ---------------------

     This charter was approved and adopted by the Board of Directors and the Audit Committee thereof as of May 16, 2002.